SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Basis of presentation	Basis of presentation The accompanying consolidated financial statements (“CFS”) were prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Basis of consolidation

Basis of consolidation

The CFS include the financial statements of the Company and its subsidiaries. All subsidiaries are wholly-owned. All significant intercompany transactions and balances were eliminated in consolidation.

The CFS have been prepared on a historical cost basis, except for financial assets and financial liabilities which have been measured at fair value. The CFS are presented in United States dollars (“USD”).

Use of estimates

Use of estimates

The preparation of CFS in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities as of the date of the CFS and the reported amounts of revenue and expenses during the reporting periods presented. Significant accounting estimates reflected in the Company’s CFS include the useful lives and residual value of property and equipment. Actual results could differ from those estimates.

Foreign currency translation

Foreign currency translation

The Company’s reporting currency is the USD. The functional currency of its Hong Kong subsidiaries is the Hong Kong dollar (the “HKD”), and the functional currency of its PRC subsidiary is the Renminbi (the “RMB”). Results of operations and cash flows are translated at the average exchange rates during the period, and assets and liabilities are translated at the exchange rate at the end of the period. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Translation adjustments resulting from this process are included in accumulated other comprehensive gain (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation of amounts from HKD into USD was made at the following exchange rates:

Balance sheet items, except for equity accounts:
December 31, 2024	HKD 7.77 to $1
December 31, 2023	HKD 7.81 to $1
December 31, 2022	HKD 7.80 to $1

Statement of operations and cash flow items:
For the year ended December 31, 2024	HKD 7.80 to $1
For the year ended December 31, 2023	HKD 7.83 to $1
For the year ended December 31, 2022	HKD 7.76 to $1

Translation of amounts from RMB into USD has been made at the following exchange rates:

Balance sheet items, except for equity accounts:
December 31, 2024	RMB 7.19 to $1
December 31, 2023	RMB 7.08 to $1
December 31, 2022	RMB 6.96 to $1

Statement of operations and cash flow items:
For the year ended December 31, 2024	RMB 7.12 to $1
For the year ended December 31, 2023	RMB 7.05 to $1
For the year ended December 31, 2022	RMB 6.73 to $1

Cash and cash equivalents

Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and at banks, which are not restricted as to use; and highly liquid investments that are readily convertible into known amounts of cash, which have a short maturity of generally within three months when acquired. As of December 31, 2024 and 2023, the Company did not have any cash equivalents. The Company maintains bank accounts in the PRC and Hong Kong.

Expected credit losses

Expected credit losses

On January 1, 2023, the Company adopted ASC 326, Credit Losses (“ASC 326”), which replaced previously issued guidance regarding the impairment of financial instruments with an expected loss methodology that will result in more timely recognition of credit losses. The Company used a modified retrospective approach and did not restate the comparable prior periods. The adoption did not have a material impact on the Company’s CFS.

The Company maintains an allowance for expected credit losses in accordance with ASC 326 and records the allowance for credit losses, if warranted, as an offset to assets such as accounts receivable, and the estimated credit losses charged to the allowance are classified as general and administrative expenses in the consolidated statements of operations and comprehensive loss. The Company assesses collectability by reviewing receivables on a collective basis where similar characteristics exist, primarily based on the size and nature of specific customers’ receivables. In determining the amount of the allowance for credit losses, the Company considers historical collectability based on past due status, the age of the receivable balances, credit quality of the Company’s customers based on ongoing credit evaluations, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect the Company’s ability to collect from customers. Bad debts are written off as incurred.

Inventories

Inventories

Inventories consist of raw materials, work-in-progress and finished goods. They are stated at the lower of cost or net realizable value, as determined using the weighted average cost method. Management compares the cost of inventories with the related net realizable value and will set up an allowance to write down the cost of inventories to its net realizable value, if it is lower than cost. As of December 31, 2024 and 2023, the Company determined that no allowance for slow-moving or obsolete inventories was necessary.

Other receivables

Other receivables

Other receivables primarily include receivables from employees related to social security benefits and VAT receivable. Management reviews the composition of other receivables and determines if an allowance for doubtful accounts is needed. A allowance for doubtful accounts is made when collection of the full amount is no longer probable. As of December 31, 2024 and 2023, the Company determined that no allowance was necessary.

Prepayments and deposits

Prepayments and deposits

Prepayments consisted mainly of prepaid marketing research expenses, prepaid manufacture expenses, prepaid research and development expenses, prepaid taxes, prepaid insurance, and prepaid software license. Deposits, a non-current asset, are related to long-term office rental. These amounts are refundable and bear no interest. Prepayments and deposits are classified as either current or non-current based on the terms of the respective agreements. These prepayments are unsecured and are reviewed periodically to determine whether their carrying value has become impaired. As of December 31, 2024 and 2023, management believes that the Company’s prepayments and deposits are not impaired.

Prepayments consisted of the following:

	As of December 31,
	2024	2023
Marketing research expenses	$150,624	$499,302
Manufacturing expenses	1,305,406	399,442
Research and development expenses	—	299,581
Prepaid taxes	383,083	389,331
Other	368,480	311,928
Total	$2,207,593	$1,899,584

Property and equipment

Property and equipment

Property and equipment are stated at cost net of accumulated depreciation, amortization and impairment, if necessary. Depreciation and amortization are provided over the estimated useful lives of the assets using the straight-line method from the time the assets are placed in service. Estimated useful lives are as follows:

Category	Estimated useful life
Office equipment	5-10 years
Production equipment	5-10 years
Motor vehicles	5 years
Leasehold improvements	Over the shorter of remaining lease term or the estimated useful lives of the assets

Repairs and maintenance are charged to expense as incurred, whereas the costs of betterments that extend the useful life of property and equipment are capitalized as additions to the related assets. The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of operations and comprehensive loss.

Impairment of long-lived assets

Impairment of long-lived assets

Long-lived assets are evaluated for impairment periodically whenever events or changes in circumstances indicate that their related carrying amounts may not be recoverable in accordance with FASB ASC 360, “Property, Plant and Equipment”. In evaluating long-lived assets for recoverability, the Company uses its best estimate of future cash flows expected to result from the use of the asset and eventual disposition in accordance with FASB ASC 360-10-15. To the extent that estimated future undiscounted cash inflows attributable to the asset, less estimated future undiscounted cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such an asset and its fair value. Assets to be disposed of and for which there is a committed plan of disposal, whether through sale or abandonment, are reported at the lower of carrying value or fair value less costs to sell. There were no impairments of these assets as of December 31, 2024 and 2023.

Fair value of financial instruments

Fair value of financial instruments

ASC 820 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 specifies a hierarchy of valuation techniques, which is based on whether the inputs used in the valuation technique are observable or unobservable. The hierarchy is as follows:

● Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

● Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

● Level 3 – inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair values of the Company’s other financial instruments including cash, notes receivable, accounts receivable, advances to suppliers, amounts due from (to) related parties, other assets, bank and other borrowings, accounts payable, contract liabilities and other current liabilities are approximated to their recorded values due to their short-term maturities.

Revenue recognition

Revenue recognition

The Company follows FASB ASC 606, Revenue from Contracts with Customers in accounting for its revenues. The core principle of the revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

Step 1: Identify the contract with the customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize the allocated revenue when the company satisfies a performance obligation

The Company derives substantially all of its revenue from product sales, specifically sale of door locksets, locksets and related hardware to customers. The contacts with customers specify the product details, delivery terms, and payment conditions. Revenue from product sales is recognized when control passes to the customer, which generally occurs at a point in time when products are delivered FOB (freight on board). Payment terms are generally based on customer agreements, where payments are due within 28 days after products are delivered FOB and the Company issue invoice. In addition, the Company determines itself as principle under trade transaction, and revenue is recorded net of tariffs, VAT and discounts.

Historically, the Company has not experienced any returns, refunds or warranty-related claims. As a result, the Company does not maintain specific accounting policies or provision for those obligations. The Company monitors the nature and frequency of such claims and will establish appropriate policies if circumstances change in the future.

Cost of goods sold

Cost of goods sold

Cost of goods sold consists primarily of the cost of raw materials (mainly brass, stainless steel, iron and zinc alloy), direct and indirect labor and related benefits, and manufacturing overhead that is directly attributable to the production process, and related production costs from molding of raw materials to production of door locksets such as handles, panels and spindles, product assembly, quality control and packaging and shipping. Write-down of inventory, export tax rebates, if any, are also recorded in cost of goods sold. For 2024, 2023 and 2022, the Company received export tax rebates of RMB3,204,000 ($450,000), RMB2,906,000 ($412,000) and RMB6,628,000 ($985,000), respectively.

Cost of goods sold – idle capacity

Cost of goods sold – idle capacity

Idle capacity consists of direct production costs in excess of charges allocated to the Company’s finished goods in production. Such costs relate primarily to depreciation expense related to the Company’s electroplating equipment that cannot be directly attributable to the production process. Idle capacity expenses were $362,894, $345,424 and nil for 2024, 2023 and 2022, respectively.

Other Income	Other Income Other income consists primarily of proceeds from sale of raw materials waste (mainly iron), and rental income from sublease of extra factory space.
Leases

Leases

The Company follows FASB ASU 2016-02, “Leases” (Topic 842) and measures the lease liability based on the present value of the lease payments discounted by the relevant borrowing rate and reduces the carrying value of the lease liability for lease payments made.

The Company accounts for all significant leases as either operating or finance leases. At lease inception, if the lease meets any of the following five criteria, the Company will classify it as a finance lease: (i) the lease transfers ownership of the underlying asset to the Company by the end of the lease term, (ii) the lease grants the Company an option to purchase the underlying asset that the lessee is reasonably certain to exercise, (iii) the lease term is for the major part of the remaining economic life of the underlying asset, (iv) the present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already reflected in the lease payments equals or exceeds substantially all (90% or more) of the fair value of the underlying asset, or (v) the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term. Otherwise, the lease will be treated as an operating lease.

For leases with an initial term of 12 months or less, the Company is permitted to and did make an accounting policy election by class of underlying assets not to recognize lease assets and lease liabilities. During 2024 and 2023, the Company recognized lease expense for such leases on a straight-line basis over the lease term.

Income taxes

Income taxes

The Company accounts for income taxes in accordance with FASB ASC Section 740. The Company is subject to the tax laws of the PRC and Hong Kong (a special administrative region of PRC). The charge for taxation is based on actual results for the year as adjusted for items that are non-assessable or disallowed; and it is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date. The Company is not currently subject to tax in the Cayman Islands or the British Virgin Islands.

Deferred taxes are accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the Company’s consolidated financial statements and the corresponding tax basis used in the computation of assessable tax profit of loss. In principle, deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that future taxable income can be utilized with deferred tax liabilities and/or net operating loss carry forwards. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized, or the liability is settled. Deferred tax is charged or credited in the statement of operations, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Net deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that has a greater than 50% likelihood of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to uncertain tax positions are classified in income tax expense in the period incurred. Tax returns filed for 2021 to 2024 in the PRC and Hong Kong are subject to examination by the applicable tax authorities.

Value added tax

Value added tax

The Company is subject to value added tax (“VAT”) in the PRC. Revenue generated and purchases within the PRC from domestic suppliers are generally subject to VAT at the rate of 13% starting in April 2019. Certain VAT is refundable after filing rebate applications. As of December 31, 2024 and 2023, the Company is entitled to receive a refund of $143,000 and $216,000, respectively, which is recorded in other receivables on the Company’s consolidated balance sheets.

Related parties

Related parties

Parties are considered to be related to the Company if they, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its separate interests.

Share-based compensation

Share-based compensation

The Board of Directors of the Company approved and adopted Intelligent Living Application Group Inc. 2022 Omnibus Equity Plan (the “Equity Plan”) on October 20, 2022, which was approved at the stockholders’ meeting on December 16, 2022. The total ordinary shares of the Company authorized for issuance during the term of the Equity Plan is 2,500,000.

On February 22, 2023, (the “Grant Date”), the Compensation Committee of the Board of Directors (the “Board”) of the Company granted stock options to purchase 820,000 ordinary shares of the Company (the “Shares”) at $1.23 per share, pursuant to the Equity Plan, to 16 officers, directors and employees of the Company and its subsidiaries (the “Grantees”). The Grants vested immediately on the Grant Date and each of the Grantees also entered into a Stock Option Agreement with the Company on February 22, 2023. The options will expire five (5) years from the Grant Date and may be exercised by cashless exercise pursuant to the terms and conditions of the Stock Option Agreement.

The related cost of share-based payments for the ordinary shares is measured by fair value (“FV”) at the Grant Date. The FV is determined by using a binomial model. The cost is recognized in employee benefit expenses recorded in the Company’s consolidated statements of operations and comprehensive loss, together with a corresponding amount in additional paid-in capital.

Comprehensive income (loss)

 Comprehensive income (loss)

Comprehensive income (loss) is defined as the increase or decrease in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Amongst other disclosures, ASC 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income (loss) be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, the Company’s comprehensive loss included the net loss and foreign currency translation adjustments that are presented in the consolidated statements of operations and comprehensive loss.

Segment reporting

Segment reporting

The Company follows ASC 280, Segment Reporting. The Company’s Chief Executive Officer as the chief operating decision-maker reviews the consolidated financial results when making decisions about allocating resources and assessing the performance of the Company as a whole and has determined that the Company has only one reportable segment. The Company operates and manages its business as a single segment.

The following table sets forth the Company’s revenue from customers by geographical areas based on the location of the customers:

	For the years ended
	December 31,
	2024	2023	2022
US	$7,393,736	$6,364,773	$11,717,347
Canada	112,815	78,584	440,755
Total	$7,506,551	$6,443,357	$12,158,102

The following table sets forth the Company’s property and equipment, for the purpose of geographical information:

	As of December 31,
	2024	2023
PRC	$4,241,628	$4,863,530
Hong Kong	683,889	810,054
Total	$4,925,517	$5,673,584

Earnings (loss) per share

Earnings (loss) per share

In accordance with ASC 260, Earnings per Share, basic earnings (loss) per share is computed by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted income per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary shares and dilutive ordinary equivalent shares outstanding during the period. Ordinary share equivalents are excluded from the computation of diluted income per share as their effects would be anti-dilutive.

Commitment and contingencies

Commitment and contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, which cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with FASB ASC 450-120, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of less can be reasonably estimated.

Recent accounting pronouncements

Recent accounting pronouncements

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures”, which requires public entities to disclose expanded information about their reportable segment(s)’ significant expenses and other segment items on an interim and annual basis. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The ASU is required to be applied retrospectively to all prior periods presented in the financial statements once adopted. The Company is evaluating the disclosure requirements for the new standard.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”, which requires public entities to disclose specific tax rate reconciliation categories, as well as income taxes paid disaggregated by jurisdiction, amongst other disclosure enhancements. The ASU is effective for financial statements issued for annual periods beginning after December 15, 2024, with early adoption permitted. The ASU can be adopted on a prospective or retrospective basis. The Company is evaluating the disclosure requirements for the new standard.

The Company has considered all other recently issued accounting pronouncements and does not believe that the adoption of such pronouncements will have a material impact on the CFS.

Concentrations

 Concentrations

Details of the customers accounting for 10% or more of the Company’s total revenues are as follows:

	For the years ended
	December 31,
	2024		2023		2022
Customer A	$2,823,568	37.6%	$1,786,656	27.5%	$5,654,248	46.5%
Customer B	1,442,988	19.2%	888,595	13.7%	1,871,116	15.4%
Customer C	2,213,651	29.5%	1,723,506	26.5%	1,586,681	13.1%
Customer D	—	—	1,332,746	20.5%	1,306,755	10.7%
	$6,480,207	86.3%	$5,731,503	88.2%	$10,418,800	85.7%

Details of the customers which accounted for 10% or more of the Company’s accounts receivable are as follows:

	As of December 31,
	2024		2023
Customer A	$—	—%	$110,963	24.9%
Customer B	133,665	96.5%	165,600	37.2%
Customer C	—	—%	135,074	30.3%
	$133,665	96.5%	$411,637	92.4%

Credit risk

Credit risk

Financial assets of the Company that potentially subject to credit risk mainly consist of cash and accounts receivable.

The Company’s cash deposits are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. In the PRC, an individual entity’s deposit maintained at a bank is insured for a maximum of RMB500,000 (equivalent to approximately $70,000) in the event of bank failure. In Hong Kong, an individual entity’s deposit maintained at a bank is insured for a maximum of HKD800,000 (equivalent to approximately $103,000) in the event of bank failure. In British Virgin Islands and Cayman Islands, entity’s deposit is not insured by Federal Deposit Insurance Corporation (“FDIC”) insurance or other insurance. As of December 31, 2024, cash balance of $61,316 was maintained at financial institutions in the PRC, of which the entire balance was insured; and cash balance of $1,217,795 was maintained at financial institutions in Hong Kong, of which the entire balance was insured.

For accounts receivable, the Company has provided no allowance as of December 31, 2024 and 2023 because the account balances were usually collected (realized) within 1 month, and therefore management considered the provision for impairment would be immaterial, if any.

Liquidity risk

Liquidity risk

The Company reported net loss of approximately $3.7 million, $3.5 million and $1.7 million for 2024, 2023 and 2022, respectively. The Company’s operating cash flows and liquidity could be negatively impacted by the risk of potential loss of business (or reduction in purchase orders) from any such customers. The Company has historically funded its working capital needs from operations, equity financing and bank loans. In managing the Company’s liquidity risk, management monitors the Company’s operating cash flows, evaluates its collection risk and priorities its capital spending. As of December 31, 2024, the Company had cash of approximately $1.3 million. Based on the Company’s current business plan and cash flows projection, management believes the operating activities and existing funds can provide sufficient liquidity to meet the Company’s working capital requirements for at least twelve months from the date of this report.

Supplier risk

Supplier risk

The Company’s operations are dependent on a limited number of suppliers for its major raw materials. There can be no assurance that the Company will be able to secure the raw materials supply from these suppliers. Any termination or suspension of the supply arrangements, any change in cooperation terms, or the deterioration of cooperation relationships with these suppliers may materially and adversely affect the Company’s results of operations.

Details of the suppliers accounting for 10% or more of total purchases are as follows:

	Years Ended December 31,
	2024		2023		2022
Supplier A	$565,540	16.4%	$747,881	22.3%	$1,453,212	21.7%
Supplier B	553,538	16.1%	—	—%	679,950	10.2%
	$1,119,078	32.5%	$747,881	22.3%	$2,133,162	31.9%

Details of the suppliers which accounted for 10% or more of accounts payable are as follows:

	As of December 31,
	2024		2023
Supplier A	$75,513	30.1%	$94,913	29.2%
Supplier B	77,361	30.8%	80,577	24.8%
Supplier C	29,326	11.7%	34,434	10.6%
	$182,200	72.6%	$209,924	64.6%

Foreign currency risk

Foreign currency risk

The RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMBs into foreign currencies. The value of the RMB is subject to changes in central government policies and international economic and political developments that affect supply and demand in the China Foreign Exchange Trading System market of cash and cash equivalents and restricted cash. The Company had $61,442 and $81,226 of cash and cash equivalents denominated in RMB as of December 31, 2024 and 2023, respectively.

Certain transactions of the Company are denominated in HKD which is different from the functional currency of the Company, and therefore the Company is exposed to foreign currency risk. As the HKD is currently pegged to the USD, management considers that there is no significant foreign currency risk arising from the Company’s monetary assets denominated in USD.

The Company currently does not have a foreign currency hedging policy. However, management monitors the Company’s foreign exchange exposure periodically and will consider hedging significant foreign exchange exposure should the need arise.